Exhibit 24.1
POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, G. Thomas Bowers, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ G. Thomas Bowers
G. Thomas Bowers

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared G. Thomas Bowers, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel
John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Thomas E. Baker, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ Thomas E. Baker
Thomas E. Baker

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Thomas E. Baker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel
John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, William H. Jones, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ William H. Jones
William H. Jones

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared William H. Jones, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel
John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Louise Woerner, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ Louise Woerner
Louise Woerner

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Louise Woerner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke
Notary Public
Name: Rebecca M. Burke My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel
John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, David M. Zebro, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ David M. Zebro David M. Zebro

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared David M. Zebro, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Carl A. Florio, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ Carl A. Florio Carl A. Florio

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Carl A. Florio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Daniel W. Judge, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ Daniel W. Judge Daniel W. Judge

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Daniel W. Judge, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

POWER OF ATTORNEY
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, George M. Philip, constitute and appoint John R. Koelmel, as true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to the Registration Statement (File No. 333-153640 on Form S-3 of First Niagara Financial Group, Inc.), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ George M. Philip George M. Philip

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared George M. Philip, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010

IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record of all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     I, John R. Koelmel, have read the foregoing Power of Attorney. I am the person identified therein as agent for the principal named therein.
     IN WITNESS WHEREOF, I have hereunto signed my name on the 26th day of January, 2010.

/s/ John R. Koelmel John R. Koelmel

ACKNOWLEDGEMENT

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF ERIE	)
On the 26th day of January in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared John R. Koelmel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rebecca M. Burke Notary Public

Name: Rebecca M. Burke
My Commission Expires: November 5, 2010